___________________________________________________________

                              AMENDED AND RESTATED

                      AGREEMENT AND DECLARATION OF TRUST OF

                        PATRIOT PREMIUM DIVIDEND FUND II

           ___________________________________________________________

                            Dated: December 12, 1989

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                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                        PATRIOT PREMIUM DIVIDEND FUND II


      This CONSENT TO AMENDMENT AND RESTATEMENT (the "Consent"), given on and as of this 12th day of December, 1989, by the Trustees whose signatures are set forth below,

                          W I T N E S S E T H  T H A T:
                          ----------------------------

      WHEREAS, the Agreement and Declaration of Trust (the "Declaration") of Patriot Premium Dividend Fund II (the "Trust"), a trust with transferable shares under the laws of Massachusetts, was signed and delivered by James T. Barrett of Boston, Massachusetts, as settlor (the "Settlor"), and W. Lee H. Dunham of Belmont, Massachusetts, as Trustee (the "Initial Trustee"), on September 26, 1989, at One Post Office Square, City of Boston, in the County of Suffolk and Commonwealth of Massachusetts, and thereafter filed in the offices of the Secretary of The Commonwealth of Massachusetts and the Clerk of the City of Boston; and

      WHEREAS, Section 7.4 of the Declaration provides certain procedures for the amendment thereof; and

      WHEREAS, the number of Trustees in office is six (6); and

      WHEREAS, the Trustees have determined that it is desirable and in the best interest of the Trust and its shareholders that the Declaration be amended and restated as herein provided, and such amendment and restatement has been consented to and approved by the holder of all of the outstanding shares of beneficial interest of the Trust,

      NOW, THEREFORE, the undersigned, being at least a Majority of the Trustees of the Trust, do hereby consent, pursuant to Section 7.4 of the Declaration, that the Declaration be amended and restated, and hereby declare, for the benefit of all persons who are now, or who shall hereafter become, holders of shares of beneficial interest of the Trust, of any series, that the Trustees will hold the sum delivered to the Initial Trustee upon his execution of the Declaration, and all other and further cash, securities and other property of every type and description which they may in any way acquire in their capacity as such Trustees, together with the income therefrom and the proceeds thereof; IN TRUST NEVERTHELESS, to manage and dispose of the same for the benefit of the holders from time to time of the shares of beneficial interest of the several series being issued and to be issued hereunder and in the manner and subject to the provision thereof, to wit:

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                                    ARTICLE I

                                    THE TRUST

      Section 1.1.      Name; Use of Name.
                        -----------------

      (a) TRUST NAME. The name of the Trust shall be "Patriot Premium Dividend Fund II", and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" wherever used in this Declaration of Trust, except where the context otherwise requires) shall refer to the Trustees in their capacity as Trustees, and not individually or personally, and shall not refer to the officers, agents or employees of the Trust or of such Trustees, or to the Shareholders. If the Trustees determine that the use of such name is not practicable, legal or convenient at any time or in any jurisdiction, or if the Trust is required to discontinue the use of such name, then the Trustees may use such other designation or adopt such other name for the Trust as they deem proper, and the Trust may hold property and conduct its activities under such other designation or name.

      (b) USE OF THE NAME "PATRIOT". The Patriot Group, Inc., a Massachusetts corporation ("Patriot Group"), has consented to the use by the Trust of the identifying name "Patriot", which is a property right of Patriot Group, in the name of the Trust. Such consent is conditioned upon the Trust's employment of Patriot Advisers, Inc., a wholly owned subsidiary of Patriot Group, as investment adviser to the Trust. As between Patriot Group and the Trust, Patriot Group shall control the use of such name insofar as the name of the Trust contains the identifying name "Patriot". Patriot Group may from time to time use the identifying name "Patriot" in other connections and for other purposes, including without limitation in the names of other investment companies, corporations or businesses that it may manage, advise, sponsor or own, or in which it may have a financial interest. Patriot Group may require the Trust to cease using the identifying name "Patriot" in the name of the Trust if the Trust ceases to employ Patriot Advisers, Inc., or an affiliate thereof, as investment adviser.

      Section 1.2. OFFICES; RESIDENT AGENT. The Trust shall have an office in Boston, Massachusetts, unless changed by the Trustees to another location in Massachusetts or elsewhere, but such office need not be the sole or principal office of the Trust. The Trust may have such other offices or places of business as the Trustees may from time to time determine to be necessary or expedient. The Trustees may appoint, and from time to time replace, a resident agent for the Trust in The Commonwealth of Massachusetts.

      Section 1.3. NATURE OF TRUST. The Trust shall be a trust with transferable shares under the laws of The Commonwealth of Massachusetts, of the type referred to in Section 1 of Chapter 182 of the Massachusetts General Laws and commonly known as a Massachusetts business trust. The Trust is not intended to be, shall not be deemed to be and shall not be treated as, a general partnership, limited partnership, joint venture, corporation or joint stock company. The Shareholders shall be beneficiaries and their relationship to the Trustees shall be solely in that capacity in accordance with the rights conferred upon them hereunder.

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      Section 1.4. DEFINITIONS. As used in this Declaration of Trust, the following terms shall have the meanings set forth below unless the context thereof otherwise requires:

      "BY-LAWS" means the By-Laws of the Trust, as amended from time to time.

      "CLASS" or "CLASS OF SHARES" refer to the division of Shares into two or more Classes as provided in Article III, Section 3.1 hereof.

      "COMMON SHARES" means the Fund's common shares of beneficial interest.

      "COMMISSION" means the Securities and Exchange Commission.

      "CONTRACTING PARTY" has the meaning designated in Section 4.5 hereof.

      "DARTS" means the Trust's Dutch Auction Rate Transferable Securities Preferred Stock, Series A and B.

      "DECLARATION" and "DECLARATION OF TRUST" mean this Agreement and Declaration of Trust and all amendments or modifications thereof as from time to time in effect.

      "INITIAL TRUSTEE" has the meaning designated in the preamble hereto.

      "MAJORITY OF THE TRUSTEES" means a majority of the Trustees in office at the time in question. At any time at which there shall be only one Trustee in office, such phrase shall mean such Trustee.

      "1940 ACT" means the Investment Company Act of 1940 and the rules and regulations thereunder, both as amended from time to time, and any order or orders thereunder which may from time to time be applicable to the Trust.

      "SERIES" or "SERIES OF SHARES" refers to the division of Shares representing any Class into two or more Series as provided in Article III,
Section 3.1 hereof.

      "SETTLOR" has the meaning designated in the preamble hereto.

      "SHAREHOLDER" means a record owner of Shares.

      "SHARES" means the transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time, or if more than one Class or Series of Shares is authorized by the Trustees, the equal proportionate transferable units into which each Class or Series of Shares shall be divided from time to time.

      "TRUST" means the Massachusetts business trust established by this Agreement and Declaration of Trust, as amended from time to time.

      "TRUSTEES" means, collectively, the Initial Trustee, so long as he shall continue in office, and all other individuals who at the time in question have been duly elected or appointed as Trustees of the Trust in accordance with the

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provisions hereof and who have qualified and are then in office. At any time at which there shall be only one Trustee in office, such term shall mean such single Trustee.

                                   ARTICLE II

                              PURPOSE OF THE TRUST

      The purpose of the Trust is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

                                  ARTICLE III

                          SHARES OF BENEFICIAL INTEREST

      Section 3.1. DIVISION OF BENEFICIAL INTEREST. The beneficial interest in the Trust shall at all times be divided into an unlimited number of Shares without par value. Subject to the provisions of the Declaration of Trust and the By-Laws regarding the powers, preferences or special or relative rights or privileges of any outstanding Class or Series of Shares, the Trustees may divide the Shares into two or more Classes and each such Class into one or more Series, Shares of each such Class or Series having such provisions, including without limitation, preferences or special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine and as shall be set forth in the By-Laws. The number of Shares of any such Class or Series authorized shall be unlimited, except as the By-Laws may otherwise provide. The Trustees may from time to time divide or combine the Shares of any Class or Series into a greater or lesser number without thereby changing the proportionate beneficial interest in the Class or Series.

      Section 3.2. OWNERSHIP OF SHARES. The ownership of Shares shall be recorded on the books of the Trust or of a transfer or similar agent. No certificates evidencing the ownership of Shares shall be issued except as specifically provided otherwise herein or as the Trustees may otherwise determine from time to time and the Trustees shall have the power to call outstanding Share certificates and replace them with book entries. The Trustees may make such rules as they consider appropriate for the issuance of share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each Class or Series and as to the number of Shares of each Class or Series held from time to time by each Shareholder.

      Section 3.3. INVESTMENT IN THE TRUST. The Trustees may accept investments in the Trust from such persons and on such terms and for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as they or the By-Laws from time to time authorize.

      Section 3.4. NO PREEMPTIVE RIGHTS. Shareholders shall have no preemptive or other right to subscribe for any additional Shares or other securities issued by the Trust.

      Section 3.5. STATUS OF SHARES; LIMITATION OF PERSONAL LIABILITY. Shares shall be deemed to be personal property, giving only the rights provided in this

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Declaration of Trust or the By-Laws. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms of this Declaration of Trust and the By-Laws and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust nor to entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Declaration of Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or any right to call for a partition or division of the same or for an accounting; nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder nor, except as specifically provided herein, to call upon any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

      Section 3.6. CONSIDERATION FOR SHARES. The Trustees may issue Shares of any Series for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split up), all without action or approval of the Shareholders. All Shares when so issued on the terms determined by the Trustees shall be fully paid and non-assessable.

                                   ARTICLE IV

                                    TRUSTEES

      Section 4.1. NUMBER, DESIGNATION, ELECTION, TERM, ETC.

      (a) NUMBER. Except as otherwise provided herein or in the By-Laws, a majority of the Trustees may increase or decrease the number of Trustees. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to subsection
(d) of this Section 4.1.

      (b) ELECTION AND TERM. The Trustees shall be elected by the Shareholders at a meeting called and held for that purpose for the terms and to the classes as provided in this Declaration. Subject to the 1940 Act and except as otherwise provided herein or in the By-Laws, the Trustees shall have the power to set and alter the terms of office of the Trustees, and at any time to lengthen or shorten their own terms or make their terms of unlimited duration, to appoint their own successors and, pursuant to subsection (e) of this Section 4.1, to fill vacancies; PROVIDED, that a Trustee or Trustees shall be elected by the Shareholders at any such time or times such action is required under this Declaration of Trust, the By-Laws or the 1940 Act; and PROVIDED, FURTHER, that after the initial election of Trustees by the Shareholders, the term of office of any incumbent Trustee shall continue (unless specifically provided otherwise herein or in the By-Laws) until the termination of this Trust or his earlier death, resignation, retirement, bankruptcy, adjudicated incompetency, or other incapacity or removal, or if not so terminated, until the appointment or election of such Trustee's successor in office has become effective.

      (c) CLASS. The Board of Trustees shall be divided into three Classes, each Class to consist, as nearly as may be, of one-third of the number of Trustees

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then constituting the whole Board of Trustees. The Trustees shall be elected to each Class as provided in the By-Laws. The term of office of those Trustees elected to the first Class shall expire on the first anniversary of the initial election of Trustees following the initial public offering of Shares. The term of office of the Trustees elected to the second Class shall expire one year thereafter on the second anniversary of the initial election. The term of office of the Trustees elected to the third Class shall expire two years thereafter on the third anniversary of the initial election. At each succeeding annual election, the Trustees elected to succeed those whose terms expire shall be elected for a full term of three years.

      (d) RESIGNATION, RETIREMENT AND REMOVAL. Any Trustee may resign his trust or retire as a Trustee, by a written instrument signed by him and delivered to the other Trustees or to any officer of the Trust, and such resignation or retirement shall take effect upon such delivery or upon such later date as is specified in such instrument. At any meeting called for the purpose, a Trustee elected (i) by the holders of the DARTS may be removed from his office during his term, with or without cause, but only by action of the holders of at least a majority of the outstanding DARTS, voting separately as a Class and (ii) by the holders of the Common Shares may be removed from his office during his term, but only for cause and only by action of the holders of at least 75% of the outstanding Common Shares, voting separately as a class; PROVIDED, however, that if termination of a Trustee elected by holders of the Common Shares is recommended by two-thirds of the total number of Trustees then in office elected by the holders of the Common Shares, the vote of the holders of a majority of the Common Shares then outstanding shall be sufficient authorization.

      (e) VACANCIES. Any vacancy or anticipated vacancy resulting from any reason, including without limitation the death, resignation, retirement, removal or incapacity of any of the Trustees, or an increase in the number of Trustees, may (but unless required by the 1940 Act need not) be filled by a Majority of the Trustees, subject to the provisions of this Declaration of Trust, the By-Laws and the 1940 Act; PROVIDED, that if there shall be no Trustees in office, such vacancy or vacancies shall be filled by the Shareholders. Any such appointment or election shall take effect immediately; except that an appointment or election in anticipation of a vacancy to occur by reason of retirement, resignation or increase in the number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation or increase in the number of Trustees.

      (f) EFFECT OF DEATH, RESIGNATION, ETC. The death, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the Trust or to revoke or terminate any existing agency or contract created or entered into pursuant to the terms of this Declaration of Trust. Whenever a vacancy shall occur, until such vacancy is filled, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

      (g) NO ACCOUNTING. Except to the extent required by the 1940 Act or under circumstances which would justify his removal for cause, no individual ceasing to be a Trustee (nor the estate of any such individual) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

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      Section 4.2. POWERS. Subject to the provisions of this Declaration of
Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business and affairs of the Trust and, subject to Section 7.4 hereof, may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders of one or more Classes or Series; they may select, and from time to time change, the fiscal year of the Trust; they may as they consider appropriate elect and remove officers, appoint and terminate agents and consultants, and hire and terminate employees, any one or more of the foregoing of whom may be a Trustee, and may provide for the compensation of all of the foregoing; they may appoint from their own number, and terminate, any one or more committees consisting of one or more Trustees, including without implied limitation an executive committee, which may, when the Trustees are not in session and subject to the 1940 Act, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they may employ one or more custodians of the assets of the Trust and may authorize any such custodian to employ sub-custodians or agents and to deposit all or any part of such assets in a system or systems for the central handling of securities; they may retain investment advisers, administrative agents, transfer agents, dividend disbursing agents, accounting agents or shareholder servicing agents, or any of the foregoing; they may provide for the distribution of securities issued by the Trust through one or more underwriters, distributors or otherwise; they may set record dates or times for the determination of Shareholders entitled to participate in, benefit from or act with respect to various matters; and in general they may delegate to any officer of the Trust, to any committee of the Trustees, and to any employee, agent or consultant of the Trust such authority, powers, functions and duties as they consider desirable or appropriate for the conduct of the business and affairs of the Trust, including, without implied limitation, the power and authority to act in the name of the Trust and of the Trustees, to sign documents and to act as attorney-in-fact for the Trustees.

      Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority:

           (i) to invest and reinvest cash and other property, and to hold cash uninvested;

           (ii) to sell, exchange, lend, pledge, mortgage, hypothecate, write options on, lease, grant security interests in, negotiate, convey, transfer or otherwise dispose of and trade in the assets of the Trust;

           (iii) to vote or give assent or exercise any rights of ownership with respect to stock or other securities or property; and to receive powers of attorney from, and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, receiving from or granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

           (iv) to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

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           (v) to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees, or in the name of a custodian, sub-custodian or other depositary or a nominee or nominees, or otherwise;

           (vi) to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by any such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

           (vii) to join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

           (viii) to compromise, arbitrate or otherwise adjust claims in favor of or against the Trust for any matter in controversy, including but not limited to claims for taxes;

           (ix) to enter into joint ventures, general or limited partnerships and any other combinations or associations;

           (x) to borrow funds;

           (xi) to endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage or pledge the Trust property or any part thereof to secure any part of or all such obligations;

           (xii) to purchase and pay for entirely out of the Trust property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including without limitation insurance policies insuring the assets of the Trust, or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, underwriters, or other independent contractors, of the Trust individually against all claims and liabilities of every nature arising by reason of holding or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify any such person against such liability;

           (xiii) to pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including

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      the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

           (xiv) to the extent necessary or appropriate to give effect to preferences, special or relative rights and privileges of any Class or Series of Shares, to allocate assets, liabilities, income and expenses of the Shares or to apportion the same among two or more Classes or Series;

           (xv) to enter into, make and perform all such obligations, contracts, agreements and undertakings of every kind and description, with any person or persons, as the Trustees shall in their discretion deem expedient in the conduct of the business of the Trust, for such terms as they shall see fit, whether or not extending beyond the term of office of the Trustees, or beyond the possible expiration of the Trust; and to amend, extend, release or cancel any such obligations, contracts, agreements or understandings; and to execute, acknowledge, deliver and record all written instruments which they may deem necessary or expedient in the exercise of their powers; and

           (xvi) to do all such other acts and things and to conduct, operate, carry on and engage in such other lawful businesses or business activities as they shall in their sole and absolute discretion consider to be incidental to the business of the Trust as an investment company, and to exercise all powers which they shall in their discretion consider necessary, useful or appropriate to carry on the business of the Trust, to promote any of the purposes for which the Trust is formed, whether or not such things are specifically mentioned herein, in order to protect or promote the interests of the Trust or otherwise to carry out the provisions of this Declaration.

      The Trustees shall not in any way be bound or limited by any present or future law or custom concerning investments by trustees, nor shall the Trustees be limited to investing in obligations maturing before the possible termination of the Trust. The Trustees shall not be required to obtain a court order to deal with any assets of the Trust or take any other actions hereunder.

      Except as otherwise provided herein or from time to time in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), within or without Massachusetts, or by written consent of a Majority of the Trustees. Any meeting of Trustees may be held by means of a telephone conference call or other communications facility and participation by such means shall (except to the extent required otherwise by the 1940 Act) constitute presence in person at such meeting.

      Section 4.3. PAYMENT OF TRUST EXPENSES; COMPENSATION OF TRUSTEES. The Trustees are authorized to pay or to cause to be paid out of the assets of the Trust, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser, underwriter, auditor, counsel, custodian, sub-custodian, transfer agent, dividend disbursing agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges, as the Trustees may deem necessary or proper to incur. Without limiting the generality of any other

                                     - 9 -
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provision hereof, the Trustees shall be entitled to reasonable compensation from the Trust for their services as Trustees and may fix the amount of such compensation.

      Section 4.4. OWNERSHIP OF TRUST ASSETS. Title to all of the assets of the Trust shall at all times be considered as vested in the Trustees.

      Section 4.5. CERTAIN CONTRACTS. Subject to compliance with the provisions of the 1940 Act, but notwithstanding any limitations of present and future law or custom concerning delegation of powers by trustees generally, the Trustees may, at any time and from time to time and without limiting the generality of their powers and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships, other type of organizations, or individuals (a "CONTRACTING PARTY"), to provide for the performance and assumption of some or all of the following services, duties and responsibilities to, for or on behalf of the Trust or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities in addition to those set forth below as the Trustees may deem appropriate:

           (i) subject to the general supervision of the Trustees and in conformity with the stated policies of the Trustees with respect to the investments of the Trust, to manage such investments, to make investment decisions with respect thereto, and to place purchase and sale orders for portfolio transactions relating to such investments;

           (ii) subject to the general supervision of the Trustees and in conformity with any policies of the Trustees with respect to the operations of the Trust, to supervise all or any part of the operations of the Trust and to provide all or any part of the administrative and clerical personnel, office space, and office equipment and services appropriate for the efficient administration and operation of the Trust;

           (iii) to distribute the Shares or other securities issued by the Trust, to be principal underwriter of such Shares or securities, or to act as agent of the Trust in the sale of such Shares or securities and the acceptance or rejection of orders for the purchase thereof;

           (iv) to act as depositary for and to maintain custody of the property of the Trust and accounting records in connection therewith;

           (v) to maintain records of ownership of outstanding Shares, the issuance and redemption and the transfer thereof, and to disburse any dividends declared by the Trustees and in accordance with the policies of the Trustees and the instructions of any particular Shareholder to reinvest any such dividends; and

           (vi) to handle all or any part of the accounting responsibilities, whether with respect to the Trust's properties, Shareholders or otherwise.

      The same person may be a Contracting Party for some or all of the services, duties and responsibilities to, for and of the Trust or the Trustees, and the contracts with respect thereto may contain such terms interpretive of or

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in addition to the delineation of the services, duties and responsibilities provided for, including provisions that are consistent with the 1940 Act relating to the standard of care and the rights to indemnification of the Contracting Party and others, as the Trustees may determine. Nothing herein shall preclude, prevent or limit the Trust or a Contracting Party from entering into sub-contractual arrangements relative to any of the matters referred to in this Section 4.5.

      The fact that:

           (1) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, investment adviser, principal underwriter or distributor, or agent of or for any Contracting Party or of or for any parent or affiliate of any Contracting Party, or that any Contracting Party or any parent or affiliate thereof is a Shareholder or has an interest in the Trust; or that

           (2) any Contracting Party may have a contract providing for the rendering of any similar services to one or more other corporations, trusts, associations, partnerships, limited partnerships or other organizations, or have other businesses or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or to the Shareholders.

                                   ARTICLE V

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

      Section 5.1. VOTING POWERS. Subject to the voting powers of one or more Classes or Series of Shares as set forth in this Declaration of Trust or in the By-Laws, Shareholders shall have power to vote only (i) for the election of Trustees as provided herein, (ii) for the removal of Trustees as provided herein, (iii) with respect to any matter as to which shareholder action is required by the 1940 Act, (iv) with respect to any voluntary liquidation, dissolution, winding up, merger or consolidation or sale of all or substantially all of the assets of the Trust to the extent and as provided herein, (v) with respect to any amendment of this Declaration of Trust or the By-Laws to the extent and as provided herein or therein as the case may be, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a Class action on behalf of the Trust or the Shareholders, and (vii) with respect to such additional matters as may be required by the 1940 Act, this Declaration of Trust, the By-Laws, or any registration with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. On any matter required or permitted to be voted on by the Shareholders, all Shares then entitled to vote shall be voted in the aggregate as a single Class without regard to Class or Series, except (i) when required by this Declaration of Trust, the By-Laws or by the 1940 Act, or when the Trustees shall have determined that any matter to be submitted to a vote of the Shareholders affects the rights or interests of the Shareholders of one or more Classes or Series materially differently, Shares shall be voted by individual Class or Series; and
(ii) when the Trustees shall have determined that the matter affects only the interests of one or more Classes or Series, then only the Shareholders of such Class or Classes or Series shall be entitled to vote thereon. Each Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.

      Section 5.2. MEETINGS. Meetings of the Shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided, or upon any other matter deemed by the Trustees to be necessary or desirable. Except as otherwise provided in the By-Laws, written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder entitled to vote at such meeting at the Shareholder's address as it appears on the records of the Trust. If the Trustees shall fail to call or give notice of any meeting of Shareholders for a period of 30 days after written application by Shareholders holding at least 25% of the then outstanding Shares entitled to vote at such meeting requesting that a meeting be called for a purpose requiring action by the Shareholders as provided herein or in the By-Laws, then Shareholders holding at least 25% of the then outstanding Shares entitled to vote at such meeting may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees. Notice of a meeting need not be given to any Shareholder if a written waiver of notice, executed by him before or after the meeting, is filed with the records of the meeting, or to any Shareholder who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him.

      Section 5.3. RECORD DATES. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books the Trustees may fix a reasonable date and time prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as Shareholders of record for purposes of such other action, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action.

      Section 5.4. QUORUM AND REQUIRED VOTE. A majority of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, except that where the By-Laws so require or the Trustees provide that holders of any Class or Classes or Series shall vote as a Class or Classes or Series, then a majority of the aggregate number of Shares of that Class or Classes or Series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Class or Series. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice. Except when a different vote is required by any provision of the By-Laws or this Declaration of Trust or, when such a different vote is not specifically provided in this Declaration of Trust or the By-Laws, the Trustees shall in their discretion require a different vote or the vote of a majority or different percentage of the Shares of one or more particular Classes or Series, a majority of the Shares voted shall decide any question and a plurality shall elect a Trustee.

      Section 5.5. ACTION BY WRITTEN CONSENT. Any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such different proportion thereof as shall be required by any express provision of this Declaration of Trust or the By-Laws or as shall be permitted by the Trustees) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

      Section 5.6. INSPECTION OF RECORDS. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.

      Section 5.7. ADDITIONAL PROVISIONS. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

                                   ARTICLE VI

                    LIMITATION OF LIABILITY; INDEMNIFICATION

      Section 6.1. TRUSTEES, SHAREHOLDERS, ETC. NOT PERSONALLY LIABLE; NOTICE. All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon. Notwithstanding the foregoing, nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

      Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recital as he or they may deem appropriate, but the omission thereof shall not operate to bind any Trustee or Trustees or officer or officers or Shareholder or Shareholders individually.

      Section 6.2. TRUSTEES' GOOD FAITH ACTION; EXPERT ADVICE; NO BOND OR SURETY. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant or Contracting Party, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party. The Trustees shall not be required to give any bond as such, nor any surety or any other security if a bond is required. Section 6.3. APPARENT AUTHORITY OF THE TRUSTEES. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

      Section 6.4. INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers and any person who serves at the Trust's request as a director, officer or trustee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to, together with such person's heirs, executors, administrators or other legal representatives, as a "COVERED PERSON") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred or paid by such Covered Person in connection with any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (i) not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust, or (ii) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Section 6.5. INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article shall not be exclusive of or affect any other rights to which any Covered Person may be entitled. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

      Section 6.6. INDEMNIFICATION OF SHAREHOLDERS. If any Shareholder or former Shareholder shall be held to be personally liable solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Shareholder or former Shareholder (or his/her heirs, executors, administrators or other legal representatives, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability.

                                  ARTICLE VII

                                  MISCELLANEOUS

      Section 7.1. DURATION AND TERMINATION. Unless terminated as herein provided, the Trust shall continue without limitation of time. The Trust may not be terminated unless authorized at a meeting of Shareholders called for the purpose, by the vote of (x) the holders of at least 67% of the Shares of the DARTS then outstanding and (y) the holders of at least 67% of the Common Shares then outstanding, each voting as a separate Class provided, however, if such termination is recommended by two-thirds of the total number of Trustees then in office, the vote of (x) the holders of at least a majority of the Shares of the DARTS then outstanding and (y) the holders of at least a majority of the Common Shares then outstanding, each voting as a separate Class, shall be sufficient authorization. Subject to the provisions of the Declaration of Trust and By-Laws regarding the powers, preferences or special or relative rights or privileges of any Class or Series of Shares, the Trust may also be terminated by the Trustees by written notice to the Shareholders. Upon termination of the Trust, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash, securities or other property, or any combination thereof, and distribute the proceeds to the Shareholders, ratably according to the number of Shares held by the several Shareholders on the date of termination, except to the extent otherwise required or permitted by the relative preferences, rights and privileges of any Classes or Series of Shares, PROVIDED that any distribution to the Shareholders of a particular Class or Series of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such Class or Series held by each of them.

      Section 7.2. REORGANIZATION. The Trust may not merge or consolidate with any other corporation, association, trust or other organization, or sell, lease or exchange all or substantially all of its assets, including its good will, and thereafter be terminated, unless authorized at a meeting of Shareholders called for the purpose, by the vote of (x) the holders of at least 67% of the Shares of the DARTS then outstanding and (y) the holders of at least 67% of the Common Shares then outstanding, each voting as a separate Class provided, however, if such termination is recommended by two-thirds of the total number of Trustees then in office, the vote of (x) the holders of at least a majority of the Shares of the DARTS then outstanding and (y) the holders of at least a majority of the

Common Shares then outstanding, each voting as a separate Class, shall be sufficient authorization. Nothing contained herein shall be construed as requiring approval of Shareholders for any sale of assets in the ordinary course of business of the Trust.

      Section 7.3. CONVERSION. The Trust may not be converted from a "closed-end company" to an "open-end company" as those terms are defined in the 1940 Act unless authorized at a meeting of Shareholders called for the purpose, by the vote of (x) the holders of at least 75% of the number of the DARTS then outstanding and (y) the holders of at least 75% of the Common Shares then outstanding, each voting as a separate Class provided, however, if such conversion is recommended by two-thirds of the total number of Trustees then in office, the vote of (x) the holders of at least a majority of the number of the DARTS then outstanding and (y) the holders of at least a majority of the Common Shares then outstanding, each voting as a separate Class, shall be sufficient authorization. Upon the adoption of such proposal and related amendments by the Trust's Shareholders as provided above, the Trust shall, upon complying with any requirements of the 1940 Act and state law, become an "open-end" investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, the By-Laws or any agreement between the Trust and any national securities exchange.

      Section 7.4. AMENDMENTS, ETC. All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal or adversely affect the limitation on personal liability of any Shareholder or Trustee, or the prohibition of assessment upon the Shareholders except as herein provided, without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, this Declaration of Trust may be amended at any time by the Trustees, except that the Trustees may not amend this Declaration of Trust to eliminate the rights of Shareholders of any Class or Series to vote on any amendment of this Declaration of Trust or the By-Laws or alter or amend the percentage of voting shares required to approve any amendment or action which requires a Shareholder vote under this Declaration of Trust or the By-Laws unless an equivalent vote has authorized such an amendment of the Declaration of Trust or By-Laws. Any amendment which adversely affects the holders of one or more Classes or Series of Shares shall require a vote of the Shareholders holding a majority of the Shares of each Class or Series so adversely affected and entitled to vote thereon and no vote of Shareholders of any Class or Series not so adversely affected shall be required, except that any amendment of any provision of

           (i)    Section 7.1, 7.2 or this subclause (i) of Section 7.4 of
      Article VII shall require a vote of the Shareholders holding 67%, regardless of the percentage of Trustees recommending such amendment, or

           (ii)   Section 4.1(c) or Section 4.1(d) (ii) of Article IV, Section
      5.4 of Article V, Section 7.3 of Article VII; or this subclause (ii) of
      Section 7.4 of Article VII shall require the vote of the Shareholders holding 75%, regardless of the percentage of Trustees recommending such amendment,

of the Shares of each Class or Series entitled to vote thereon. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

      Section 7.5. FILING OF COPIES. The original or a copy of this instrument and of each amendment hereto shall be kept at the principal office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of State of The Commonwealth of Massachusetts and with the City Clerk of the City of Boston, as well as with any other governmental office where such filings may from time to time be required, but the failure to make any such filing shall not impair the effectiveness of this instrument or any such amendment. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made, as to the identities of the Trustees and officers, and as to matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments.

      Section 7.6. APPLICABLE LAW. This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth.

      Section 7.7. REFERENCES; GENDER; HEADINGS; COUNTERPARTS. In this instrument and in any amendment, references to this instrument, and all expressions like "herein", "hereof", and "hereunder" shall be deemed to refer to this instrument as a whole as the same may be amended or affected by any such amendments. The masculine gender shall include the feminine and neuter genders. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands and all as of the day and year first above written.

                                        /s/ Walter M. Cabot, Jr.
                                        ----------------------------------------
                                        Walter M. Cabot, Jr., Trustee



                                        /s/ James J. Puzinas
                                        ----------------------------------------
                                        James J. Puzinas, Trustee



                                        /s/ Lawrence A. Bianchi
                                        ----------------------------------------
                                        Lawrence A. Bianchi, Trustee



                                        ----------------------------------------
                                        James F. Carlin, Trustee



                                        ----------------------------------------
                                        Harold R. Hiser, Jr., Trustee



                                        ----------------------------------------
                                        Peter W. Walcott, Trustee

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands and all as of the day and year first above written.


                                        ----------------------------------------
                                        Walter M. Cabot, Jr., Trustee




                                        ----------------------------------------
                                        James J. Puzinas, Trustee




                                        ----------------------------------------
                                        Lawrence A. Bianchi, Trustee




                                        /s/ James F. Carlin
                                        ----------------------------------------
                                        James F. Carlin, Trustee




                                        ----------------------------------------
                                        Harold R. Hiser, Jr., Trustee




                                        ----------------------------------------
                                        Peter W. Walcott, Trustee

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands and all as of the day and year first above written.


                                        ----------------------------------------
                                        Walter M. Cabot, Jr., Trustee




                                        ----------------------------------------
                                        James J. Puzinas, Trustee




                                        ----------------------------------------
                                        Lawrence A. Bianchi, Trustee




                                        ----------------------------------------
                                        James F. Carlin, Trustee




                                        /s/ Harold R. Hiser, Jr.
                                        ----------------------------------------
                                        Harold R. Hiser, Jr., Trustee




                                        ----------------------------------------
                                        Peter W. Walcott, Trustee

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands and all as of the day and year first above written.


                                        ----------------------------------------
                                        Walter M. Cabot, Jr., Trustee




                                        ----------------------------------------
                                        James J. Puzinas, Trustee




                                        ----------------------------------------
                                        Lawrence A. Bianchi, Trustee




                                        ----------------------------------------
                                        James F. Carlin, Trustee




                                        ----------------------------------------
                                        Harold R. Hiser, Jr., Trustee




                                        /s/ Peter W. Walcott
                                        ----------------------------------------
                                        Peter W. Walcott, Trustee

                              SHAREHOLDER'S CONSENT
                              ---------------------


      The undersigned, Patriot Advisers, Inc., a Massachusetts corporation, being the holder of all of the issued and outstanding shares of beneficial interest of the Trust established by the foregoing instrument, does hereby consent to and approve the foregoing amendment and restatement of the Agreement and Declaration of Trust of such Trust.

      IN WITNESS WHEREOF, Patriot Advisers, Inc. has caused these presents to be signed in its corporate name by its officer thereunto duly authorized.


                                        PATRIOT ADVISERS, INC.



December 11, 1989                       By: /s/ Walter M. Cabot, Jr.
                                            ------------------------------------
                                                Walter M. Cabot, Jr.
                                                President

                                 ACKNOWLEDGMENTS
                                 ---------------



COMMONWEALTH OF MASSACHUSETTS   )
COUNTY OF SUFFOLK               )     , ss.

      On this 12th day of December, 1989, before me personally came Walter M. Cabot, Jr., to me known, and known to me to be the person described in and who executed the foregoing Consent as Trustee, as stated therein, and he acknowledged that he executed the same as his free act and deed, and that he is a Trustee now in office of the Trust established by the foregoing instrument.

                                        /s/ Mary V. Lomasney
                                        ----------------------------------------
                                        Notary Public
                                        My commission expires:  8/22/91

COMMONWEALTH OF MASSACHUSETTS   )
COUNTY OF SUFFOLK               )     , ss.

      On this 11th day of December, 1989, before me personally came James J. Puzinas, to me known, and known to me to be the person described in and who executed the foregoing Consent as Trustee, as stated therein, and he acknowledged that he executed the same as his free act and deed, and that he is a Trustee now in office of the Trust established by the foregoing instrument.

                                        /s/ Mary V. Lomasney
                                        ----------------------------------------
                                        Notary Public
                                        My commission expires:  8/22/91

                                 ACKNOWLEDGMENTS
                                 ---------------



COMMONWEALTH OF MASSACHUSETTS   )
COUNTY OF SUFFOLK               )     , ss.

      On this 11th day of December, 1989, before me personally came Lawrence A. Bianchi, to me known, and known to me to be the person described in and who executed the foregoing Consent as Trustee, as stated therein, and he acknowledged that he executed the same as his free act and deed, and that he is a Trustee now in office of the Trust established by the foregoing instrument.

                                        /s/ Mary V. Lomasney
                                        ----------------------------------------
                                        Notary Public
                                        My commission expires: 8/22/91

COMMONWEALTH OF MASSACHUSETTS   )
COUNTY OF SUFFOLK               )     , ss.

      On this 11th day of December, 1989, before me personally came James F. Carlin, to me known, and known to me to be the person described in and who executed the foregoing Consent as Trustee, as stated therein, and he acknowledged that he executed the same as his free act and deed, and that he is a Trustee now in office of the Trust established by the foregoing instrument.

                                        /s/ EDWARD C. PERVAN
                                        ----------------------------------------
                                        Notary Public
                                        My commission expires:  January 19, 1990

                                 ACKNOWLEDGMENTS
                                 ---------------



COMMONWEALTH OF MASSACHUSETTS   )
COUNTY OF SUFFOLK               )     , ss.

      On this 11th day of December, 1989, before me personally came Harold R. Hiser, Jr., to me known, and known to me to be the person described in and who executed the foregoing Consent as Trustee, as stated therein, and he acknowledged that he executed the same as his free act and deed, and that he is a Trustee now in office of the Trust established by the foregoing instrument.

                                        /s/ Carole A. Bauer
                                        ----------------------------------------
                                        Notary Public
                                        My commission expires:
                                            CAROLE A. BAUER
                                            NOTARY PUBLIC OF NEW JERSEY
                                            My Commission Expires Sept. 11, 1992

COMMONWEALTH OF MASSACHUSETTS   )
COUNTY OF MIDDLESEX             )     ,  ss.

      On this 13 day of December, 1989, before me personally came Peter W. Walcott, to me known, and known to me to be the person described in and who executed the foregoing Consent as Trustee, as stated therein, and he acknowledged that he executed the same as his free act and deed, and that he is a Trustee now in office of the Trust established by the foregoing instrument.

                                        /s/ PATRICIA ANN POWERS
                                        ----------------------------------------
                                        Notary Public
                                        My commission expires:   9/24/93



                           The address of the trust is
                               211 Congress Street
                                Boston, MA 02110

                         The address of the trustees is
                               211 Congress Street
                                Boston, MA 02110